UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 18, 2007

BioForce Nanosciences Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-51074	74-3078125
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1615 Golden Aspen Drive, Suite 101, Ames, Iowa		50010
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	515-233-8333

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On June 18, 2007, we made available by email to a limited group and on our website a brief digest ("RedChip Digest") containing a quote from the RedChip Visibility Initial Report dated June 8, 2007 ("RedChip Report"), which is an analyst report that discusses our business. A copy of the RedChip Digest is attached as Exhibit 99.1 to this Form 8-K. The RedChip Report was prepared and previously disclosed by RedChip Companies, Inc., which we have retained as an independent contractor to provide us with research and investor marketing services.

While we are directly involved in and approve certain of the services RedChip provides, the RedChip Report is an independent work product of RedChip over which we had limited input and no control. The RedChip Report contains a section entitled "Disclosures," which discusses RedChip’s responsibility for the RedChip Report and our overall relationship with RedChip. Opinions, forecasts, projections or other forward-looking statements expressed in the RedChip Report or the RedChip Digest are the responsibility of RedChip and do not necessarily represent our views. Recommendations, forecasts, projections or other forward-looking statements in the RedChip Report or the RedChip Digest regarding the purchase or sale of our securities may change without notice and we disclaim any responsibility to update the opinions, recommendations, forecasts, projections or other forward-looking statements contained in the RedChip Report or the RedChip Digest.

We made the RedChip Digest available for information purposes only. It is not to be construed as a recommendation by us to buy or sell any of our securities nor is it to be construed as indicating our agreement or disagreement with any forecasts, projections or other forward-looking statements in the RedChip Report.

Forward-looking statements relate to future events or our future financial performance and involve known and unknown risks and uncertainties. These factors may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of those terms or other comparable terminology.

The information contained in this Item 7.01 and the attached Exhibit 99.1 is furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The filing of this current report on Form 8-K is not an admission or determination as to the materiality or completeness of any information in this Item 7.01 or the attached Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Ex. No. 99.1 Digest of RedChip Report distributed June 18, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioForce Nanosciences Holdings, Inc.

June 27, 2007	By:	Eric Henderson

Name: Eric Henderson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Digest of RedChip Report distributed June 18, 2007